UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2021

DELUXE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

MN	1-7945	41-0216800
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3680 Victoria St. N.

Shoreview, MN 55126-2966

(Address of principal executive offices and zip code)

(651)483-7111

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	DLX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 21, 2021, Deluxe Corporation, a Minnesota corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, FAPS Holdings, Inc., a Delaware corporation (“FAPS”), Fox Acquirer Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”) and Applepoint FAPS Holdings LP, a Delaware limited partnership (the “Stockholder Representative”), solely in its capacity as the Stockholder Representative (as defined in the Merger Agreement). Pursuant to the terms and conditions of the Merger Agreement, on the closing date (the “Closing Date”), Merger Sub will merge with and into FAPS, with FAPS surviving such merger as a wholly owned subsidiary of the Company (the “FAPS Acquisition”).

The aggregate purchase price payable by the Company on the Closing Date is $960 million in cash, subject to customary adjustments for cash, debt, net working capital, transaction expenses and certain tax benefits. The FAPS Acquisition is subject to customary closing conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended. The shareholders of FAPS have approved the transaction and no further shareholder approvals are required. The Company expects to finance the acquisition with a combination of cash-on-hand and the proceeds of new debt financings, and in connection with the merger has obtained a $2.2 billion financing commitment from JPMorgan Chase Bank, N.A., MUFG Bank, Ltd., Truist Bank, Fifth Third Bank, National Association and U.S. Bank National Association.

The Merger Agreement contains customary representations, warranties and covenants of the Company, Merger Sub and FAPS. From the date of the Merger Agreement until the Closing Date, FAPS is, with limited exceptions, required to conduct its business in the ordinary course consistent with past practice and to comply with certain covenants regarding the operation of its business. The representations and warranties of the parties contained in the Merger Agreement will terminate and be of no further force and effect as of the Closing Date, except for those covenants that by their terms expressly apply in whole or in part after the closing of the FAPS Acquisition. The Company has obtained representation and warranty insurance to cover, subject to certain limitations, losses resulting from potential breaches of FAPS’s representations and warranties made in the Merger Agreement. Pursuant to the Merger Agreement, the Company is entitled to limited indemnification for certain expenses and losses, if any, that may be incurred after the consummation of the FAPS Acquisition that arise out of certain matters, including a Federal Trade Commission investigation initiated in December 2019 seeking information to determine whether certain subsidiaries of FAPS may have engaged in conduct prohibited by the Federal Trade Commission Act, the Fair Credit Reporting Act or the Duties of Furnishers of Information. As more fully set forth in the Merger Agreement, the Company’s rights to indemnification for any such expenses and losses are limited to the amount of an indemnity holdback, which will be the Company’s sole recourse for any such losses.

The Merger Agreement provides for certain termination rights of the Company and FAPS, including termination by the Company or FAPS if the closing has not been consummated on or before September 21, 2021, provided that this termination right will not be available to any party whose failure to perform any material obligation under the Merger Agreement is the primary cause of the failure of the FAPS Acquisition to be consummated or during the pendency of any suit for specific performance by the other party.

The above description of the Merger Agreement does not purport to be complete and is included solely as a summary of the material terms of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The Merger Agreement contains representations and warranties made by the Company, Merger Sub and FAPS to, and solely for the benefit of, one another. The assertions embodied in the representations and warranties of FAPS contained in the Merger Agreement are qualified by information in disclosure schedules provided by FAPS to the Company and Merger Sub in connection with the signing of the Merger Agreement. While the Company does not believe that these disclosure schedules contain information that the securities laws will require the Company to publicly disclose, other than information that has already been so disclosed, they do contain information that modifies, qualifies and creates exceptions to the representations and warranties of FAPS set forth in the Merger Agreement. Investors should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the parties, because they were only made as of the date of the Merger Agreement and the representations and warranties of FAPS are modified in important part by the underlying disclosure schedules. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company, Merger Sub and FAPS rather than establishing matters as fact. Finally, information concerning the subject matter of the representations and warranties may have changed since the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01	Other Events.

On April 22, 2021, the Company issued a press release announcing its entry into the Merger Agreement, which press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On April 22, 2021, the Company made available an investor presentation regarding the FAPS Acquisition, which is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Cautionary Statement Regarding Forward-Looking Statements

Statements made in this Current Report on Form 8-K concerning the Company, the Company’s or management’s intentions, expectations, outlook or predictions about future results or events are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements reflect management’s current intentions or beliefs and are subject to risks and uncertainties that could cause actual results or events to vary from stated expectations, which variations could be material and adverse. Factors that could produce such a variation include, but are not limited to, the following: potential continuing negative impacts from pandemic health issues, such as the coronavirus / COVID-19, along with the impact of government restrictions or similar directives on our future results of operations, the Company’s future financial condition and the Company’s ability to continue business activities in affected regions; the impact that further deterioration or prolonged softness in the economy may have on demand for the Company’s products and services; the Company’s ability to execute its transformational strategy and to realize the intended benefits; the inherent unreliability of earnings, revenue and cash flow predictions due to numerous factors, many of which are beyond the Company’s control; declining demand for the Company’s checks, check-related products and services and business forms; risks that the Company’s strategies intended to drive sustained revenue and earnings growth, despite the continuing decline in checks and forms, are delayed or unsuccessful; intense competition; continued consolidation of financial institutions and/or additional bank failures, thereby reducing the number of potential customers and referral sources and increasing downward pressure on the Company’s revenue and gross profit; the risk that the contemplated transaction and/or any other future acquisitions will not be consummated; risks that any such acquisitions do not produce the anticipated results or synergies; risks that the Company’s cost reduction initiatives will be delayed or unsuccessful; performance shortfalls by one or more of the Company’s major suppliers, licensors or service providers; unanticipated delays, costs and expenses in the development and marketing of products and services, including web services and financial technology and treasury management solutions; the failure of such products and services to deliver the expected revenues and other financial targets; risks related to security breaches, computer malware or other cyber-attacks; risks of interruptions to the Company’s website operations or information technology systems; risks of unfavorable outcomes and the costs to defend litigation and other disputes; and the impact of governmental laws, regulations or investigations. The Company’s forward-looking statements speak only as of the time made, and management assumes no obligation to publicly update any such statements. Additional information concerning these and other factors that could cause actual results and events to differ materially from the Company’s current expectations are contained in the Company’s Form 10-K for the year ended December 31, 2020. The Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events, new information or future circumstances.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of April 21, 2021, by and among Deluxe Corporation, Fox Acquirer Sub, Inc., FAPS Holdings, Inc. and Applepoint FAPS Holdings LP (solely in its capacity as the stockholder representative)
99.1	Press Release of Deluxe Corporation, dated April 22, 2021
99.2	Investor Presentation of Deluxe Corporation, dated April 22, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2021	DELUXE CORPORATION
	By:	/s/ Jeffrey L. Cotter
	Name:	Jeffrey L. Cotter
	Title:	Chief Administrative Officer, Senior Vice President and General Counsel